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                                  EXHIBIT 23.2

                      CONSENT OF DANIELSON ASSOCIATES INC.

     We hereby consent to the inclusion of our fairness opinion dated November 17, 1997 as an Exhibit to Century Financial Corp./Citizens Bancshares Proxy Statement/Prospectus and to the references to our firm contained herein.

                                            DANIELSON ASSOCIATES, INC.

                                            By: /s/ ARNOLD G. DANIELSON

                                            ------------------------------------
                                            Arnold G. Danielson

Rockville, Maryland
February 27, 1998